UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2014

Cardiovascular Systems, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-52082	41-1698056
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

651 Campus Drive

St. Paul, Minnesota 55112-3495

(Address of Principal Executive Offices and Zip Code)

(651) 259-1600

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

On December 3, 2013, Cardiovascular Systems, Inc. (the “Company”), issued to Partners for Growth III, L.P. (“PFG”) an aggregate of 53,518 shares of common stock as a result of PFG’s election to convert the remaining $850,000 of a $1,500,000 loan to the Company into shares of the Company’s common stock at a conversion price of $15.80 per share and in accordance with the conversion terms set forth in the note for the loan. The Company issued the conversion shares pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). PFG represented that it is an accredited investor.

Since the Company’s last disclosure of unregistered sales of equity securities contained in its Form 8-K filed with the Securities and Exchange Commission on November 15, 2013, the Company has issued an aggregate of 162,265 shares of common stock pursuant to the cashless exercise of thirty-nine unregistered warrants to acquire an aggregate of 222,234 shares of common stock. The issuances of these shares were exempt from registration by virtue of Section 3(a)(9) of the Securities Act. The exercises occurred as follows:

- On November 18, 2013, 4,415 shares were issued at an exercise price of $8.83 per share.

- On November 20, 2013, 3,017 shares were issued at an exercise price of $8.83 per share.

- On November 22, 2013, 17,904 shares were issued at an exercise price of $9.33 per share.

- On December 5, 2013, 3,887 shares were issued at an exercise price of $8.83 per share.

- On December 10, 2013, 5,546 shares were issued at an exercise price of $8.83 per share.

- On December 11, 2013, 1,508 shares were issued at an exercise price of $8.83 per share.

- On December 16, 2013, 52,755 shares were issued at an exercise price of $8.83 per share.

- On December 17, 2013, 49,680 shares were issued at an exercise price of $8.83 per share.

- On December 18, 2013, 3,074 shares were issued at an exercise price of $8.83 per share.

- On December 19, 2013, 1,099 shares were issued at an exercise price of $8.83 per share.

- On December 23, 2013, 1,188 shares were issued at an exercise price of $8.83 per share.

- On December 30, 2013, 10,403 shares were issued at an exercise price of $8.83 per share.

- On January 2, 2014, 3,032 shares were issued at an exericse price of $8.83 per share.

- On January 3, 2014, 1,583 shares were issued at an exercise price of $8.83 per share.

- On January 6, 2014, 3,174 shares were issued at an exercise price of $8.83 per share.

Additionally, since the Company’s last disclosure of unregistered sales of equity securities contained in its Form 8-K filed with the Securities and Exchange Commission on November 15, 2013, the Company has issued an aggregate of 64,352 shares of common stock pursuant to the cash exercise of twenty-eight unregistered warrants. The Company issued the shares pursuant to Rule 506 of Regulation D promulgated under the Securities Act. The warrant holders represented that they are accredited investors. The exercises occurred as follows:

- On November 18, 2013, 2,212 shares were issued at an exercise price of $8.83 per share.

- On December 3, 2013, 1,516 shares were issued at an exercise price of $8.83 per share.

- On December 10, 2013, 5,776 shares were issued at an exercise price of $8.83 per share.

- On December 11, 2013, 3,109 shares were issued at an exercise price of $8.83 per share.

- On December 16, 2013, 5,843 shares were issued at an exercise price of $8.83 per share.

- On December 17, 2013, 7,106 shares were issued at an exercise price of $8.83 per share.

- On December 18, 2013, 2,984 shares were issued at an exercise price of $8.83 per share.

- On December 19, 2013, 1,492 shares were issued at an exercise price of $8.83 per share.

- On December 23, 2013, 741 shares were issued at an exercise price of $8.83 per share.

- On December 30, 2013, 3,775 shares were issued at an exercise price of $8.83 per share.

- On January 2, 2014, 9,764 shares were issued at an exercise price of $8.83 per share

- On January 3, 2014, 4,834 shares were issued at an exercise price of $8.83 per share.

- On January 6, 2014, 4,180 shares were issued at an exercise price of $8.83 per share.

- On January 8, 2014, 11,020 shares were issued at an exercise price of $8.83 per share.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2014

CARDIOVASCULAR SYSTEMS, INC.

By:	/s/ Laurence Betterley
Laurence Betterley
Chief Financial Officer